Exhibit (c)(10)

Glenn Yago

Director of Capital Studies	Telephone: (310) 570-4640
Milken Institute	Fax: (310) 570-4625
1250 Fourth Street, 2nd Floor	Email: gyago@milkeninstitute.org
Santa Monica, California 90401

EDUCATION

Ph.D., 1980, University of Wisconsin, Madison

M.A., 1976, Hebrew University of Jerusalem, Israel, cum laude

B.A., 1971, Tulane University, Louisiana, cum laude

POSITIONS HELD

Director, Capital Studies, Milken Institute, 1996-Present

Fourth St. Consulting, Financial/Economic/Securities Litigation Consulting, 1995-

Visiting Professor, Recanati School of Business Administration, Tel Aviv University, 2000-2003

Visiting Professor, Ph.D. Program in Economics, The Graduate School and University Center of the City of New York, 1992-1996

Associate Professor, School of Public Affairs and School of Business, Baruch College, City University of New York, 1994-1996

Associate Professor of Management and Policy, Harriman School for Management and Policy, SUNY-Stony Brook, 1986-1994

Director, Economic Research Bureau, SUNY-Stony Brook, 1985-1993

Faculty Fellow, Rockefeller Institute of Government, Albany, New York, 1985-1994

Assistant Professor, SUNY-Stony Brook, Department of Sociology, 1980-1986

Lecturer, Department of Sociology, University of Wisconsin, Madison, 1978-1980

Associate, COACT Research Associates, Madison, Wisconsin, 1977-1980

Research Assistant, Institute for Research on Poverty, University of Wisconsin, Madison, Wisconsin, 1976-1977

Instructor, Volkeshochschule, Frankfurt/Main, West Germany, 1974

Research Assistant, Eshkol Institute for Social and Economic Research, Jerusalem, Israel, 1971-1973

Research Assistant, Urban Studies Center, Tulane University, New Orleans, Louisiana, 1968-1969

BOOKS

The Savings and Loan Crisis: Lessons from a Regulatory Failure (with James R. Barth and Susanne Trimbath), Kluwer Academic Press, May, 2004

Beyond Junk Bonds; Expanding High Yield Markets, (with Susanne Trimbath), Oxford University Press, 2003

Restructuring Regulation and Financial Institutions, co-editor with James R. Barth and R. Dan Brumbaugh Jr., Kluwer Academic Publishers, 2001

Junk Bonds: How High Yield Securities Restructured Corporate America, by Glenn Yago, New York: Oxford University Press, 1991

New York State in the Year 2000, edited by Jeryl L. Mumpower and Warren F. Ilchman, Albany, N.Y.: State University of New York Press, 1988, “Economic Structure,” [Glenn Yago] pp. 201-243, and “Economic Development,” [Glenn Yago] pp. 299-308

The Milken Institute Series on Financial Innovation and Economic Growth, series editor with James R. Barth

1.	The Bridge to a Global Middle Class; Development Trade and International Finance, The Milken Institute Series On Financial Innovation And Economic Growth by Walter Russell Mead and Sherle Schwenninger, co-editor with James R. Barth, Kluwer Academic Publishers, 2003
2.	Microsoft, Antitrust and the New Economy: Selected Essays, by David S. Evans, editor, Kluwer Academic Publishers, 2002
3.	Mergers and Efficiency: Changes Across Time, by Susanne Trimbath, co-editor with James R. Barth, Kluwer Academic Publishers, 2002

4.	Restructuring Regulation and Financial Institutions, co-editor with James R. Barth and R. Dan Brumbaugh Jr., Kluwer Academic Publishers, 2001

CHAPTERS IN BOOKS:

“Financial Repression and the Capital Crunch Recession: Political and Regulatory Barriers to Growth Economics,” Economic Policy, Financial Markets, and Economic Growth, edited by B. Zycher and L. Solmon,eds, Boulder, CO: Westview Press, 1993

“Junk Bonds,” Fortune Encyclopedia of Economics, (with David R. Henderson), Monterey, CA: Fortune (Time Inc. Magazines), 1992

“Corporate Restructuring in the United States,” Corporate Restructuring, edited by Bryan de Caires, London: Euromoney Publications Plc, 1990

“Economic Impacts of High-Yield Securities and Public Policy Response,” in The High Yield Debt Market: Investment Performance and Economic Impact, (with Edward I. Altman,ed), Homewood, IL: Dow-Jones-Irwin, 1990

“Housing Speculation Impacts on the Quality and Cost of Housing,” Concept’s International Series in Geography, New Delhi: Concept Publishing Company, 1988

“Industrial Devolution in New York State,” (with H. Korman, S.Y. Wu, M. Schwartz, and C.S. Seifert), edited by M. Schoolman and Alvin Magid, Reindustrialization in New York State, Albany, N.Y.: SUNY Press, 1986

“West Germany Contends with the Alliance Crisis,” Fighting Allies, (with David Kramer, Walter Goldstein), edited by London: Brassey’s Defense Publishers Ltd, 1986

“Die Niedergang des offentlichen Schienennahverkehrs in den USA and Deutschland: Verkehrspolitik als Instrument im Kampf und Marktherrschaft,” in Reinhart Kostlinund Hellmut Wollman, hrsg., Renaissance der Strassenbahn, Stuttgart: Birkhauser Verlag, 1985

“Urban Transportation for Whom? Structural Determinants and Consequences of Transit Changes in the United States and Germany,” edited by I. Szelenyi, Cities in Recession, London: Sage Series in International Sociology, 1985

“Housing Speculation Impacts on the Quality and Cost of Housing,” edited by G.M. Hellstern, F. Spreer, and H. Wollman, Applied Urban Research, Bonn: Bundesforschungsanstalt fuer Landeskunde and Raumordnung, 1982

“Corporate Power and Transportation Planning: A Comparison of Public Transit’s Decline in the U.S. and Germany,” edited by M. Zeitlin, Classes, Class Conflict, and the State, Cambridge, MA: Winthrop, 1980

GOVERNMENT REPORTS/MONOGRAPHS:

United States General Accounting Office, “High Yield Bonds in Focus,” High Yield Bonds: Nature of the Market and Effect on Federally Insured Institutions, Washington, D.C.: May, 1988

The Long Island Association, Long Island’s Balance of Payments: The Impact of New York State Taxes and Expenditures on the Regional Economy, (with Jeff Tanenbaum and Eileen Walsh), March 28, 1990

National Association of Securities Dealers, Inc., The Economic Impact of Initial Public Offerings on U.S. Industrial Competitiveness, 1983-1987, (with Jeff Tanenbaum), Washington D.C, September, 1989

Drexel Burnham Lambert, Leveraged Buyouts in Focus: The Role of Debt in Ownership Change and Industrial Competitiveness in the Eighties, (with Jeff Tanenbaum and Pamela Cometta-Berndt), July 17, 1989

Securities Industry Association, Leveraged Buyouts and Industrial Competitiveness: The Effects of LBOs on Productivity, Employment, and Research and Development, (with Frank Lichtenberg and Donald Siegel), July 12, 1989

SUNY-Rockefeller Institute of Government, Regional Economic Development Task Force, Long Range Structure and Financing and Data Needs of a University Based Network of Regional Economic Development Research Centers, September 1988

Drexel Burnham Lambert, Inc., The Uses and Effects of High-Yield Securities in U.S. Industry, 1980-1986, (with Gelvin Stevenson, Charlene Seifert, and Sen-Yuan Wu), February 1, 1988

Long Island Project 2000 panel of transportation, Long Island: Rights of Way, (with Charlene S. Seifert and Sen-Yuan Wu), January 8, 1988

Ford Foundation Seminar on “Targeting by the States,” State Government Targeting in Economic Development: The New York Experience, (with Frank Mauro), the Rockefeller Institute, December 11, 1987

Long Island Project 2000 Panel on Economic Development, Long Island: Coming of Age in the 21st Century, (with Charlene S. Seifert and Sen-Yuan Wu), April 10, 1987

New York State Strategic Information Planning Systems, Economic Research Bureau, Harriman School for Management and Policy, Research Information Network Gateway, March 1987

Can New York Retool? Patterns and Prospects of the City’s Manufacturing Sector, with Charlene S. Seifert and Sen-Yuan Wu. Prepared for the Community Service Society Conference on the Future of New York City’s Manufacturing Sector. November 18, 1986

Securities Industry Association, Mergers and Acquisitions in the New Jersey Economy, (with Gelvin Stevenson), May 8, 1986

Report to the New York State Director of Economic Development and the Industrial Cooperation Council, Plant Closings in New York: Causes, Consequences, and Policy Implications, January 24, 1986

National Science Foundation, Social, Demographic, and Fiscal Consequences of Plant Closings, (with S.Y. Wu, C.S. Seifert, and Diane M. Fischer,), Washington, D.C., 1986

The Decline of Transit: Urban Transportation in German and U.S, Cities 1900-1970, New York: Cambridge University Press, 1984

City of Madison and Co-Act Research, Residential Property Turnover Study, (with Jim Rosenberry and E.G. Nadeau), June 1979

RECENT PRESENTATIONS

Israel Venture Network, “Microfinance and Small Business Finance in Israel: New Program and Policy Initiatives,” Annual Board and Membership Meeting, Palo Alto, CA, May 18-19, 2004

Los Angeles Venture Association, “Venture Capital from the Shores of the Mediterranean to the Shores of the Pacific—Expanding Opportunities between Israel and California,” The Regency Club, Los Angeles, CA, May 11, 2004

Claremont School of Theology, “Jewish Texts and Economics,” Religious Texts and Economic Theory, Third Annual Beardslee Consultation, Jewish-Christian-Muslim Exchange, Claremont, CA, May 10, 2004

Lauder School of Government, “Reinventing Israeli Government” “The Public Sector: Decentralization and Executive Agencies,” Herzliya, Israel, March 30, 2004

Claremont Graduate University, “Emerging Domestic Markets: Financing America’s Future” & “Democratizing Capital,” Claremont, CA, February 25, 2004

International Council of Shopping Centers, “Urban Markets—An Old Frontier That’s New Again,” Long Beach, CA February 6, 2004

Milken Institute Forum, “Financing The Future,” Santa Monica, CA, January 27, 2004

IMN Winter Forum, “Urban Investing: Finding Value in the Nation’s Inner-Cities,” Dana Point, CA, January 22, 2004

Federal Reserve Bank of San Francisco, “Overcoming the Obstacles & Problems: Pathways to CED Finance Innovation,” San Francisco, CA, January 13, 2004 and Los Angeles, CA, January 15, 2004

Allied Social Science Associations—AFA Annual Meeting, San Diego, CA, January 4, 2004

Friends of Santa Monica Public Library, “Whatever Happened to Junk Bonds—and Why You Should Care,” Santa Monica, CA October 14, 2003

Arizona Venture Capital Conference, Keynote Speaker, Phoenix, AZ, December 3-5, 2003

Los Angeles Society of Financial Analysts, “Beyond Junk Bonds,” Los Angeles, CA, October 14, 2003

Minority Small Business Forum, Keynote Speaker, Los Angeles, CA, September 18, 2003

First Annual Oxford University Press Finance Symposium, New York, N.Y., September 15, 2003

Max Perlman Center for Global Business, “Democratizing Capital: Financial Innovation and Economic Growth,” Tel Aviv University, Tel Aviv, Israel, May 19, 2003

Conference on Corporate Governance and Control Fraud, “Reliving the S&L Crisis: Moral Hazard or Organized Crime,” University of Texas, Austin TX, April 28-29, 2003

LAVA—Los Angeles Venture Association, “Venture Capital from the Shores of the Mediterranean to the Shores of the Pacific—Expanding Opportunities between Israel and California,” Pacific Palisades, CA, April 8, 2003

“What I did When the Peace Process went to the Dogs: A Random Walk through the Middle East,” Sarasota, Florida, February 21, 2003

J.J. Edlin Invited Memorial Lecture, 2002

UCLA Anderson Forecast Conference, “California Competing in the Global Marketplace,” UCLA, Los Angeles, December 6, 2002

National Community Capital Association’s Annual Training Conference, Managing Change: The New CDFI Era,” Oakland, CA, October 31, 2002

The Conference Board and the Prince of Wales Foundation, “Business with a New Beat,” International Business leaders Forum, Panelists Journalist Roundtable, Ford Foundation Corporate Involvement Community Initiative “Win-win Strategies,” New York, N.Y., September 27, 2002

Western Economic Association’s 77th Annual Conference, “A Cross-Country Analysis of the Bank Supervisory Framework and Bank Performance,” presentation of working paper co-authored (with Mr. Phumiwasana, James Barth and Daniel Nolle), Seattle, WA, July 2, 2002

13th Annual Pension Fund Conference, “The State of the Economy” New Directions: Access to Assets, National Association of Securities Professionals, San Francisco, CA, June 19–22, 2002

National Monetary Fund Seminar, “Investing in Communities for Non-profit,” Los Angeles, CA, March 13, 2002

The 12th Annual Southwest Capital Conference, Hosted by the Oklahoma Investment Forum, “Democratizing Capital: Financing the Future’s Next Prosperity Wave,” Tulsa, OK, January 29-30, 2002

AWARDS/HONORS/GRANTS

The Gleitsman Foundation Award of Achievement, recognizes citizen activists through the award that aims to highlight the difference that individuals can make to long-standing societal problems, 2003

Research Grant, 2nd Ford Foundation, “Increasing Market Capital to Emerging Domestic Markets and Low and Moderate Income Market Communities,” 2003

Research Grant, RESI, Townsend University of Maryland, “Maryland’s Department of Business and Economic Development,” 2003

Research Grant, California Integrated Waste Management Board Research Grant, “Recycling Market Development Revolving Loan and Leveraging Study,” 2002-2003

Grant, The Jewish Federation, Los Angeles—Tel-Aviv Partnership Projects,” 2001-2003

Research Grant, PriceWaterhouseCoopers, “Opacity Index Reports,” 2001-2003

Research Grant, California State Teachers Retirement System, “Urban and Rural Private Equity Investing,” 2001-2002

Research Grant, F.B. Heron Foundation, “Exploring Financial Technology to Strengthen Small Business, 2001

Research Grant, Minority Business Development Agency Research Grant, “Minority Business Capital Access Policy Institute Project,” 2001

Research Grant, Ford Foundation, for the study of financial technology transfer to financing businesses in low-income communities (b) development of a data consortium for investors and lenders to emerging domestic markets, 2001

Research Grant, National Women’s Business Council, “Economic Prosperity, Women and Access to Credit,” 2000

Research Grant, Turner/Harper/Minority Business Development Agency, Minority Business Challenge,” 2000

Research Grant, CUNY Center for Capital Studies, from private sector funders across the country to initiate pilot capital research projects on economic and financial innovations that expand capital access and economic participation. With extended funding in 1993-1994 the Center intends to make a substantial impact on academic discourse, professional practice and technical analysis of capital policy in four target research areas: (1) Mainstreaming Minority Business; (2) New Financial Technologies; (3) Democratizing Capital-Capital Perspectives on Corporate Ownership and Governance; and (4)

Research Grant, The Center for Private Enterprise in Budapest, Hungary through the Office of International Programs, the State University of New York-Albany, funded by The Andrew W. Mellon Foundation and the U.S. Agency for International Development; Consultant for Finance, Capital Formation, and Alternative Ownership Schemes, 1992

Research Grant, Long Island Association, “New York State Sources and Importance of Regional Effects: Balance of Payments,” with Jeff Tanenbaum and Eileen Walsh, 1991

Program Grant, The First Annual Restructuring Research Conference, SUNY—Budapest University of Economic Sciences, funded by the Andrew W. Mellon Foundation, 1990

Research Grant, Securities Industry Association, for the study of leveraged buyouts, 1989

Research Grant, National Association of Securities Dealers, for the study of the economic impact of initial public offerings, 1989

Research Grant, Drexel Burnham Lambert Incorporated, for the study of high-yield bond issuance on corporate performance, 1986-1988

Research Grant, Long Island 2000 Commission, Long Island Association, coordination and studies of major topic areas, economic development, environment, taxation, and transportation, 1986-1987

Research Grant, Legislature of the State of New York, The Economic Research Bureau, SUNY—Stony Brook for project RING, funded as the New York State Strategic Information Planning System, 1986 -1987

Research Grant, National Science Foundation, co-principal investigator on “Economic Conditions, Social Stability, Criminal Justice and Crime,” 1986-1987

Research Grant, Securities Industry Association, for the study of merger and acquisitions activity in New Jersey, 1986

Research Grant, New York State Project 2000, through the Rockefeller Institute of Government, for the Economic Structure and Economic Development reports, 1985-1986

Research Grant, Port Authority of New York and New Jersey, co-principal investigator on “Relationship between Transportation Availability and Urban Labor Market Mobility,” 1985

Research Grant, New York State Department of Commerce: for research and substantive editing on the Governor of New York’s Economic Report, 1985-1986

The German Marshall Fund of the United States Fellowship, 1984

Research Grant, “The Causes and Consequences of Plant Closings in New York State, National Science Foundation, 1983-1985

Research Grant, The Political Economy of Local Government Expenditures in Germany, 1900-1970, Deutsche Akademisches Austauschdienst, Kurzstipedium, 1981-1982

PROFESSIONAL ASSOCIATION ACTIVITIES

Co-Chair, Economic Initiatives Committee, Los Angeles—Tel Aviv Partnership, California and Israel, 2001-2003

The New York State Network for Economic Research, Chairman, 1989-1991

Capital Access Task Force, U.S. Department of Commerce, Washington, D.C., 1998

Sub-Committee on Capital Formation, Competitiveness Policy Council, Washington, D.C., 1995

Research Team, White House Conference on Small Business, Washington, D.C., 1994-1995

Project Director and Principal Consultant, in the areas of Finance, Capital Formation and Alternative Ownership, The Center for Private Enterprise Development in Budapest, Hungary, Sponsored by the Andrew W. Mellon Foundation and Office of International Programs, SUNY-Albany, 1990-1992

Fellow, Nelson Rockefeller Institute of Government, Albany, New York, 1982-1996

Member, American Economics Association

Member, Association for Public Policy Analysis and Management

Member, Academy of Management, 1980-1984

Member, Overall Economic Development Committee of Suffolk County, Planning Department

Reviewer, National Science Foundation, German Marshall Fund, SUNY Research Foundation, Princeton University Press, Temple University Press, Oxford University Press, Economic Development Quarterly, International Journal of Urban and Regional Research, Science, Sociological Review, Journal of Economic and Social Geography (Royal Dutch Geographical Society)

Secretary, Research Committee on Urban and Regional Development, International Sociological Association, 1982-1983

General Member and Member of Pre-Dissertation Fellowship Awards Committee, Council for European Studies, 1982-1983

INVITED SPEAKER/PANELIST AT CONFERENCES SPONSORED BY:

National Economic Council, White House, New Markets Initiative, 1999

Jerusalem Business Conference, November 7, 1996

White House Conference on Small Business, “The Capital Crunch Facing 21st Century Small Business: Democracy’s Missing Link,” Washington D.C., May 20, 1995

1995 Israel Financial & Capital Markets Conference, “Financial Innovations and Corporate Capital Structure,” Tel Aviv, Israel, March 29, 1995

New York State Network for Economic Research Research-In-Progress Conference, “Capital Needs of Small and Minority & Women-Owned Businesses,” The Capitol, Albany, NY, December 1, 1994

New York State Assembly Small Business Roundtable, “Capital Access Barriers to Small Business Growth,” The Capitol, Albany, New York, June 7, 1994

Kelso Institute-Syracuse University Binary Economics Conference and speaker, “Democratizing Capital: The Next Steps,” Syracuse, N.Y., March 23-25, 1992

City University of New York Graduate School Ph.D. Program in Economics Seminar in Applied Economics, Spring 1992, “Recent Research on Corporate Restructuring,” New York, N.Y., February 11, 1992

Probe Research, Inc. Conference on “The End of the MFJ!” The New York Marriott Marquis, New York, N.Y., November 12-13, 1991

New York Transit Museum Subway History Conference, New York, N.Y., May 10-11, 1991

Continental Bank Roundtable, Chicago, IL, “Credit Crunch and Job Creation,” February 12, 1991

Conference Organizer, First Annual Restructuring Research Conference, SUNY-Budapest University of Economic Sciences (Karl Marx), Budapest, Hungary, June 4-7, 1990

Seventh Annual International Conference of Europeanists, Washington, D.C., “Corporate Restructuring and Employee

Ownership in the U.S., Western and Eastern Europe: The Role of Employee Buyouts,” March 25, 1990

Minority Business Development: Barriers to Capital Access,” Rockefeller Institute of Government, Albany, N.Y., January 4, 1990

Pace University Center’s Global Economic Action Institute International Business Roundtable, “How Mergers and Acquisitions and Leveraged Buyouts Improve U.S. Competitiveness, Help Corporate Management, and the Future of the LBO Market,” New York, N.Y., November 2, 1989

Long Island Association’s conference, “Where’s Long Island? The Future of Long Island’s Economy and Workforce:

Strengthening the Competitive Edge,” Woodbury, N.Y., October 17, 1989

New York State Department of Economic Development Research and Policy Seminar, “State Economic Development Policies and Programs of the 80’s for Advanced Technology,” Saratoga Springs, N.Y., October 5-6, 1989

World Management Council, World Management Congress on “Financing Business in the 1990s,” New York, N.Y., September 23, 1989

Paine Webber’s High-Yield Bond Conference, “Overview of the High-Yield Market,” New York, N.Y., September, 1989

The Association of The Bar, “Reinvest In America—Key Barriers to Capital Access and Strategies for Building a More ‘Democratic’ Economy,” New York, N.Y., June 19, 1989

Corporate Finance Magazine Breakfast Roundtable, “Navigating the Nineties: Shaping Financial Strategies for the Coming Decade,” New York, N.Y., May 11-12, 1989

1989 Drexel Burnham Lambert Institutional Research Conference, “Leveraged Buyouts in Focus: The Role of Debt in

Ownership Change and Industrial Competitiveness in the Eighties,” Beverly Hills, CA, April 5-8, 1989

Salomon Brothers Center for the Study of Financial Institutions, New York University, Conference on Financial-Economic

Perspectives on the High-Yield Debt Market, “The Economic Impacts of High Yield Securities and the Public Policy Response,” December 8-9, 1988

Tenth Annual Conference of the Association for Public Policy Analysis and Management, Economic Development Series: The

States Respond to Economic Change, “The State as Investment Banker?” Seattle, WA, October 27-29, 1988

The Rockefeller Institute of Government KeyCorp Conference, “U.S./Canada Free Trade Agreement: How Will New York Fare?” Albany, N.Y., May 5, 1988

Drexel Burnham Lambert 1988 Institutional Research Conference, “High Yield Securities: Building America’s Industries,” Beverly Hills, CA, April 13-6, 1988

National Research Council, National Academy of Sciences, “The Effect of Industry Restructuring on Manufacturing Investment,” Washington, D.C., May 17, 1988

Ford Foundation Seminar at the Rockefeller Institute, “Pension Funds ‘88,” United Shareholders Association Conference in Washington, D.C., February 17, 1988

Rockefeller Institute of Government, “Targeting by the States,” Albany, N.Y., December 11, 1987

Rockefeller Institute, “The Crash of 1987 and New York State,” Albany, N.Y., December 9, 1987

Council for European Studies Conference of Europeanist’s, “Urbanization: Management and Response at the Local Level,” Washington, D.C., October 30, 1987

SUNY Central Academic Affairs Personnel of the State University of New York, “Economic Future of New York State,” Albany, N.Y. June 2, 1987

Board of the City University of New York, “Outlook for New York City and New York State in the Next Decade,” May 1, 1987

Office of the Commissioner, City of New York Department of Ports, International Trade and Commerce, “New York City

Economic Trends and Business Climate,” New York, N.Y., April 30, 1987

Drexel Burnham Lambert Annual High Yield Bond Investors Conference, “Mergers and Jobs,” Beverly Hills, CA, April 3, 1987

United University Professions Affirmative Action Conference, “Future of Affirmative Action,” Lake George, N.Y., March 28, 1987

KeyCorp Seminar Series on the Future of New York State’s Economy, “Mergers and Acquisitions and State Policies,” Albany, N.Y., March 26, 1987

New York State Assembly and Senate, “Higher Education Finance,” Albany, N.Y., February 26, 1987

U.S. Department of Commerce in Washington -Legislative Staff and General Counsel, “Merger and Acquisition Activity,” Washington, D.C., February 5, 1987

Rockefeller Institute of Government, “Affirmative Action Problems and Prospects Conference,” Albany, N.Y, November 21, 1986

Rockefeller Institute Conference on Financing Economic Development in New York State, Albany, “Public Sector Finance

Innovations for Reindustrialization,” New York, N.Y., November 18, 1986

New York Telephone Company Executive Workshop on New York State Project 2000, New York, N.Y., August 26, 1986

KeyCorp Executive Session on Strategic Planning in New York State, “The Long Island Region Economy,” Albany, N.Y., June 11, 1986

KeyCorp Conference Series on “The Future of the New York Economy,” Albany, N.Y., June 9, 1986

CUNY Data Service and the Regional Date Users Network, “Jobs and Labor Force in the Year 2000: The Outlook for New York’s Economy—The Tri-State Region in the Year 2000: People, Labor Force, Jobs,” New York, N.Y., May 29, 1986

NYNEX and the Rockefeller Institute, New York State Leadership Forum, “Overview of New York State in the Next Decade,” Albany, N.Y., May 12, 1986

First Annual Nor star Conference on Excellence in Education in New York State, “The Impact of Developments in the Labor Market on Job Content and Skill Requirements,” Albany, N.Y., May 9, 1986

Manufacturers Hanover Trust, New York State Economic Policy Research Council Seminar, “Federal Reductions in Economic Development Finance: How Big is the Capital Gap?” New York, N.Y., March 19, 1986

New York State Assembly Conference on Regional Economic Development Program, Albany, N.Y., March 13, 1986

New York State Majority Task Force on Business Retention and Expansion, Informational Hearing on Enterprise Zones, SUNY—Stony Brook, February 21, 1986

2nd SUNY—Stony Brook Corporate Breakfast, “Regional and State Economic Outlook,” Garden City, N.Y., February 6, 1986

Urban Development Corporation, New York State Project 2000, “Economic Structure and Economic Development,” New York, N.Y., February 5, 1986

New York State Education Department, SUNY Fourteenth Annual Statewide Conference for Local Administrators of Occupational Education, “Factors Affecting the Future of Vocational Education,” Albany, N.Y., January 30, 1986

Council of SUNY—Stony Brook, “Regional Economic Trends,” Mineola, N.Y., January 28, 1986

Cornell University School of New York State Industrial Labor Relations Conference, “What’s Happening to Industry: Where Are the Jobs?” Albany, N.Y., January 27, 1986

Community Service Society, “New York State Economic Structure and Development,” New York, N.Y., January 15, 1986

American Institute for Contemporary German Studies, “Policy and Politics,” the Brookings Institution, Washington, D.C., January 9, 1986

CONSULTING ACTIVITIES

Securities Litigation and Business Strategy Consulting, 1991-Present

Consultant on Privatization and Restructuring, State Property Agency, Government of Hungary, 1990-1991

Economic Policy Advisor, President Jaime Paz Zamora, Republic of Bolivia, 1989-1990

Consultant, New York State Department of Economic Development, 1987-1988

Consultant, Governor’s Industrial Cooperation Council, State of New York, 1986-1987

Consultant, Senator Daniel Patrick Moynihan, 1984-1985

Budget Affairs, Annual ‘Fisc’ Reports, 1986 and 1987

Member, Lieutenant Governor’s Task Force on Plant Closings, and Member Lieutenant Governor’s Task Force on Worker Equity, State of New York, 1984

Faculty Fellow, Rockefeller Institute of Government, Albany, New York, 1984

Institute for Policy Studies, National Transportation Policy, 1984

National Transportation Policy, Institute for Policy Studies, Washington, D.C, 1983

Social Impact Assessment of Utility Coal Conversion, New York State Department of Environmental Protection, Village of Port Jefferson, New York, 1983

Public Policy Research, SUNY-Research Foundation and SUNY Consortium, for Public Policy Research, 1981

Center for Biology of National Systems, Mass Transit and Urban Economic Development, CUNY, Queens College, 1981

New York State Assembly for Assemblyman Frank Barbaro (D-Brooklyn), Mass Transit for New York City: Developments and Impacts, 1981

Community Development Corporations: Neighborhood Strategies, City of Madison, Wisconsin, 1979

OTHER ACTIVITIES

EDUCATIONAL DOCUMENTARY FILMS:

“Pups For Peace, The First Year—Detecting Terror to Save Lives,” a short film on the conception of Pups For Peace, Inc., Co-Producer, 2003

“Ticket to Ride,” Co-producer, solicited by PBS, script development funded by California Council for Humanities, 1991-1992

“Daily Journeys: Mass Transit in Los Angeles,” California Humanities Council Research Grant, 1981

“The Last Pullman Car,” Research Consultant, Kertemquin Films, a WNET Production, 1980

“City Lights,” BBC, Dr. Richard Bessel, Open University, London, 1980

TESTIFIED BEFORE:

California State Senate, Testimony of Senate Bill 1151, Sacramento, CA, June 26, 2000

California State Assembly and Banking Committee, Financial Institutions: Mergers and Acquisitions: Investigating Committee, March 8, 1999

Senate Revenue and Taxation Committee, State of California Hearing on California Tax Provisions: Impact of Leveraged Corporate Buyouts, “Leveraged Buyouts in Focus: Empirical Findings and Policy Issues,” State Building, Los Angeles, CA, April 7, 1989

U.S. General Accounting Office for the Competitive Equality Banking Act of 1987, “High Yield Bonds in Focus,” Securities Exchange Commission, Washington, D.C., March 1, 1988

Senate Labor, Industry, and Professions Committee, New Jersey State Legislature, “Merger and Acquisition Activity in the New Jersey Economy,” Trenton, N.J., May 12, 1986. [Also submitted as a paper to the Federal Trade Commission on Hostile Takeovers headed by Chairman Daniel Oliver]

UNIVERSITY SERVICES:

White House Research Team, Conference on Small Business

Projector Director and Principal Consultant in the areas of Finance, Capital Formation and Alternative Ownership, The Center for Private Enterprise Development in Budapest, Hungary, Sponsored by the Mellon Foundation and SUNY—Albany International Programs Department, 1990

Chairman, New York State Network for Economic Research (NYSNER)

Lecturer, Long Island 2000: The Course

SUNY Multi-Campus Consortium on the Economic Revitalization of New York State

Ad Hoc Committee on Transportation Research, SUNY—Stony Brook

Federated Learning Center

University Senate Academic Judiciary Committee, SUNY—Stony Brook

Task Force on Incubator Facility, SUNY—Stony Brook

Economic Research Bureau - Director of Student Projects, SUNY—Stony Brook

APPEARED ON:

BLOOMBERG	MARKET PLACE RADIO
CBS	MSNBC
CNN	NBC
CNN INTERNATIONAL	NPR
LOU DOBBS

ARTICLES/OP-EDS

“A Shadow Falls Over Hope – We Brought Dreams for a Bright Economic Future; Arafat Quashed Them,” Los Angeles Times, April 22, 2002

“Choosing the Right Financial System for Growth,” (with James Barth, Daniel Nolle, and Hilton Root), Journal of Applied Corporate Finance, 2001

“A Flourishing Business Base Needs Minority Entrepreneurs,” Los Angeles Times, April 24, 2001

“Forbes Global Business & Finance,” Forbes Global, March 20, 2000, pp 78-79

“Africa Stirs,” (with Juan Montoya), Forbes Global Business & Finance, pp 74-77, August 9, 1999

“Financing Minority Business Growth,” Controller’s Quarterly, May 1999

“Surfing the Merger Waves: Is California Losing?” Controller’s Quarterly, May 1999

“Ranking Latin American Capital Markets,” Forbes Global, February 22, 1999

“Starved for Capital: Minority Businesses are the Key to US Growth,” Forbes, pp 36, November 29, 1999

“Israel’s Stunted Capital Market,” Forbes Global, January 25, 1999

“Trade Jobs for Peace in the Middle East,” Los Angeles Times, December 7, 1998

“Ranking European Capital Markets,” Forbes Global, November 16, 1998

“Therapy for the Russian Economy,” Washington Times, October 23, 1998

“The Democratization of Capital,” (with David P. Goldman), in Forbes Global Business & Finance, pp 62-65, August 10, 1998

“Privatization and Economic Independence,” Ha’aretz, June 18, 1998 (Hebrew)

“Mobilizing Financial Technologies for the New Middle East,” LINK Magazine, February 1996

“High Yield or Junk?” National Review, August 31, 1992

“From Bailout to Sellout?” The Washington Times, April 7, 1992

“The Regulatory Reign of Terror,” The Wall Street Journal, March 4, 1992

“Regulators, Not Junk Bonds, Sank First Executive,” The Wall Street Journal, April 16, 1991

“The Red-Lining of the Job Creators,” Los Angeles Times, May 29, 1990

“Ownership Change, Capital Access, and Economic Growth,” Critical Review, v7.no2-3, pp.205-224, 1993

“Don’t Give Up on Junk Bonds,” New York Times, December 24, 1989

“Congress Shouldn’t Fence In Junk Bonds,” Newsday, July 27, 1989

“LBOs, UFOs and Corporate Perestroika,” The Wall Street Journal, July 19, 1989

“The Value of Junk,” California Business, September, 1988

“Junk Bonds Are Food for Growth,” The Wall Street Journal, July 28, 1988

“Don’t Write Off Junk Bonds,” New York Times, June 19, 1988

“Junk Bonds—A Positive Force in the Market,” Letter to the Editor, New York Times, November 23, 1987

“Merger mania must not spur regulation fever,” Crain’s New York Business, August 17, 1987

“The Down Side to the State’s Economic Health,” Newsday, August 19, 1986

“New York: Loser?” with James Henry, New York Times, March 29, 1986

PUBLICATIONS/JOURNALS

“Capital Access Index 2004, Emerging Growth in Asian Bond Markets,” (with James R. Barth, Cindy Lee, Donald McCarthy, Triphon Phumiwasana and Sunny Zhitao Sui), Santa Monica, CA: Milken Institute, April 2004

“Before the Enron Collapse: What Corporate CFOs Around the World Said About the Status of Accounting and Disclosure Practices” (with James Barth and Susanne Trimbath), Review of Pacific Basin Financial Markets and Policies, Vol 6., No.4, 2003

“Financing the Future,” (with Susanne Trimbath), Santa Monica, CA: Milken Institute, Fourth Quarter 2003)

“Financial Markets and Economic Growth: Challenges and Opportunities for the Middle East” (with James R. Barth and Triphon Phumiwasana), Arab Bank Review, October 2003

“Before the Enron Collapse: What Corporate CFOs around the World Said About the Status of Accounting and Disclosure Practices” (with James R. Barth and Susanne Trimbath), Pacific Basin Financial Markets and Policies, Volume 6, number 4, forthcoming

“Capital Access Index 2003, Governance and Growth: The European Challenge,” (with James R. Barth, Donald McCarthy, Triphon Phumiwasana and Susanne Trimbath), Santa Monica, CA: Milken Institute, 2003

“Creating Capital, Jobs, and Wealth in Emerging Domestic Markets, Financial Technology Transfer to Low-Income Communities,” (with Betsy Zeidman and Bill Schmidt), Prepared for the Ford Foundation, Santa Monica, CA: Milken Institute, January 2003

“Banking and Finance in Latin America,” IEBM Management in the Americas, (with James R. Barth, Cindy Lee and Susanne Trimbath), International Thompson Publishing Company, 2003

“The Foreign Conquest of Latin American Banking: What’s Happening and Why?” (with James R. Barth and Triphon Phumiwasana), Santa Monica, CA: Milken Institute, November 2002

“A Cross-Country Analysis of the Bank Supervisory Framework and Bank Performance,” Economic and Policy Analysis Working Paper 2002, Comptroller of the Currency Administrator of National Banks, (with James R. Barth, Daniel Nolle and Triphon Phumiwasana), September 2002

“Recycling Market Development Loan Leveraging Study,” Prepared for the California Integrated Waste Management Board, (with Betsy Zeidman, Bill Schmidt and Paul Pryde), Santa Monica, CA: Milken Institute, August 9, 2002

“Choosing the Right Financial System for Growth,” Journal of Applied Corporate Finance, (with James R. Barth, Daniel Nolle and Hilton Root), Winter 2001, Vol. 13, Number 4, p. 116

“Capital Access Index 2001, Financial Repression and Capital Access,” (with Thomas Hall, Juan Montoya and Susanne Trimbath), Santa Monica, CA: Milken Institute, 2001

“Bonds,” World Book Encyclopedia, World Book Publishing, Chicago, 2001

“Hedge Funds,” World Book Encyclopedia, World Book Publishing, Chicago, 2001

“Opacity in Latin America, the Economic Costs of Opacity in Mercosur and Neighboring Countries,” PricewaterhouseCoopers, (with Thomas Hall), Santa Monica, CA: Milken Institute, May 2001

“Financing Global Environmental Futures: Using Financial Markets and Instruments to Advance Environmental Goals,” Santa Monica, CA: Milken Institute, March 20, 2001

“Investigating the Costs of Opacity: Deterred Foreign Direct Investment,” PricewaterhouseCoopers, (with James R. Barth, Joel Kurtzman, Carlo di Florio, Roger Lipsey, Max Henderson-Begg and Yi Wu), Santa Monica, CA: Milken Institute, April 2001

“Capital Access Index, Think Locally – Act Globally: Capital Market Restructuring and Sustainable Global Economic Growth,” (with Thomas Hall and Juan Montoya), Santa Monica, CA: Milken Institute, March 8, 2001

“The Opacity Index; Launching a New Measure of the Effects of Opacity on the Cost and Availability of Capital in Countries World-wide,” PricewaterhouseCoopers, (with James R. Barth, Thomas Hall, Joel Kurtzman and Shang-Jin Wei), Santa Monica, CA: Milken Institute, January 2001

“Mideast Peace,” (with Leon Bijou), Milken Institute Review, pp 92-93, Santa Monica, CA: Milken Institute, Third Quarter 2000

“Capital Access for Minority Businesses,” Santa Monica, CA: Milken Institute, October 31, 2000

“Minority Business Challenge,” Prepared for Minority Business Development Agency, (with Rebecca Ford and Judith Gordon), Santa Monica, CA: Milken Institute, October 4, 2000

“Economic Prosperity, Women and Access to Credit,” Prepared for the National WBC, (with Rebecca L. Ford and Judith Gordon), Santa Monica, CA: Milken Institute, October 4, 2000

“The Minority Business Challenge: Democratizing Capital for Emerging Domestic Markets,” (with Aaron Pankratz), Santa Monica, CA: Milken Institute, September 25, 2000

“The Minority Business Challenge,” Santa Monica, CA: Milken Institute, September 25, 2000

“Capital Access Index, 2000-Middle East Region,” (with Leon Bijou, Gil Feiler, Doron Kachavi and Thomas Hall), Santa Monica, CA: Milken Institute, September 1, 2000

“Systemic Banking Crises: From Cause to Cure,” (with James R. Barth and Thomas Hall), Santa Monica, CA: Milken Institute, Working Paper, August 28, 2000

“Cross-country Evidence on Banking Crises, Financial Structure and Bank Regulation,” (with James R. Barth, Steven Caudill and Thomas Hall), prepared for the Western Economic Association International, Vancouver, Canada, June 30-July 3, 2000

“Estimating the Cost of Opacity Using Sovereign Bond Spreads,” (with Thomas Hall), Santa Monica, CA: Milken Institute, April 3, 2000

“Capital Access Index, Asia Post crisis,” (with Juan Montoya), Santa Monica, CA: Milken Institute, March 8, 2000

“Capital Market Restructuring and Sustainable Global Economic Growth,” (with Thomas Hall and Michael Harrington), Santa Monica, CA: Milken Institute, March 8, 2000

“Choosing the Right Financial System for Growth,” (with Hilton Root, James R. Barth and Daniel E. Nolle), Santa Monica, CA: Milken Institute, February 28, 2000

“The Jobs/Capital Mismatch: Financial Regulatory Chokeholds on Economic Growth,” Santa Monica, CA: Milken Institute, November 17, 1999

“Capital Access Index, Emerging Africa?” (with Juan Montoya, Mandani Tall, Christian Yoka and Thomas Mims), Santa Monica, CA: Milken Institute, November 9, 1999

“Raising Regulatory Costs of Growth Capital: Implication of the Proposal to Amend Rule 144A,” (with Lalita Ramesh), Santa Monica, CA: Milken Institute, September 8, 1999

“Hedge Funds: Systemic Risk and Public Policy,” Journal of Alternative Investments, Fall 1999

“Hedge Funds: Structure and Performance,” Journal of Alternative Investments, Summer 1999

“The Economic Costs of Frivolous Securities Litigation,” Santa Monica, CA: Milken Institute, June 14, 1999

“Capital Access Index, Deconstructing Global Financial Architecture: Global Capital Access and Policy Backlash,” (with Lalita Ramesh, Dan Brumbaugh and James R. Barth), Santa Monica, CA: Milken Institute, May, 1999

“Capital Access Index, Transition Economies and Latin America: Transitioning from Socialism and Corporatism to Entrepreneurial Growth?” (with Lalita Ramesh), Santa Monica, CA: Milken Institute, Spring, 1999

“Mainstreaming Minority Business: Financing Domestic Emerging Markets,” (with Michael Harrington), Santa Monica, CA: Milken Institute, February 1999

“Capital Access Index, Converging and Diverging European Markets,” Santa Monica, CA: Milken Institute, Winter, 1998

“Hedge Funds and Systemic Risk Demystified,” (with Lalita Ramesh and Noah Hochman), Santa Monica, CA: Milken Institute, December, 1998

“The East Asian Banking Crisis: Governments vs. Markets,” Jobs & Capital, Volume VII, Number  3/4, Summer/Fall 1998

“Capital Access Index, Emerging and Submerging Markets,” (with David Goldman), Santa Monica, CA: Milken Institute, Fall, 1998

“The Role of Governments and Markets in International Banking Crises: The Case of East Asia,” (with James R. Barth, R. Dan Brumbaugh, Jr. and Lalita Ramesh), Research in Financial Services, edited by George Kaufman, JAI Press Inc., 1998

“Breaching the Walls between Banking and Commerce,” (with James R. Barth and R. Dan Brumbaugh Jr.), in Banking Strategies, July/August 1997 pp. 47-52

“Triggering High Yield Market Decline: Regulatory Barriers in Financial Markets,” (with Donald Siegel), Extra Credit: the Journal of High Yield Bond Research, March/April 1994 pp. 11-24

“Financial Repression and the Capital Crunch Recession: Political and Regulatory Barriers to Growth Economics,” in Economic Policy, Financial Markets, and Economic Growth, edited by B. Zycher and L. Solmon, Boulder, CO: Westview Press, 1993

“Junk Bonds,” encyclopedia entry in Fortune Encyclopedia of Economics, edited by David R. Henderson, Monterey, CA: Fortune (Time Inc. Magazines), 1992

“The Credit Crunch: A Regulatory Squeeze on Growth Capital,” Journal of Applied Corporate Finance, Spring 1991, Vol. 4, No. 1

Long Island’s Balance of Payments: the Impact of New York State Taxes and Expenditures on the Regional Economy, (with Jeff Tanenbaum and Eileen Walsh), prepared for the Long Island Association, March 28, 1990

“Economic Impacts of High-Yield Securities and Public Policy Response,” The High Yield Debt Market: Investment Performance and Economic Impact, Edited by Edward I. Altman, Homewood, IL: DOW-JONES-IRWIN, 1990

“Corporate Restructuring in the United States,” Corporate Restructuring, edited by Bryan de Caires, London: Euromoney Publications Plc, 1990

“The Economic Impact of Initial Public Offerings on U.S. Industrial Competitiveness, 1983-1987,” (with Jeff Tanenbaum), Prepared for the National Association of Securities Dealers, Inc., September, 1989

“Leveraged Buyouts in Focus: the Role of Debt in Ownership Change and Industrial Competitiveness in the Eighties,” (with Jeff Tanenbaum and Pamela Cometta-Berndt), Drexel Burnham Lambert, July 17, 1989

“Leveraged Buyouts and Industrial Competitiveness: The Effects of LBOs on Productivity, Employment, and Research and Development,” (with Frank Lichtenberg and Donald Siegel), prepared for the Securities Industry Association, July 12, 1989

“State Government Targeting in Economic Development,” (with Frank Mauro), Publius, Spring 1989

“Long Range Structure and Financing and Data Needs of a University Based Network of Regional Economic Development Research Centers,” Regional Economic Development Task Force, SUNY – Rockefeller Institute of Government, September, 1988

“High Yield Bonds in Focus,” High Yield Bonds: Nature of the Market and Effect on Federally Insured Institutions, Washington, D.C.: United States General Accounting Office, May 1988

“The Uses and Effects of High-Yield Securities in U.S. Industry, 1980-1986, (with Gelvin Stevenson, Charlene Seifert, and Sen-Yuan Wu), Drexel Burnham Lambert, Inc., February 1, 1988

“Long Island: Rights of Way,” (with Charlene S. Seifert and Sen Yuan Wu), Long Island Project 2000 Panel of transportation, January 8, 1988

“Housing Speculation Impacts on the Quality and Cost of Housing,” Concept’s International Series in Geography, New Delhi: Concept Publishing Company, 1988

“State Government Targeting in Economic Development: the New York Experience,” (with Frank Mauro), Ford Foundation Seminar on “Targeting by the States,” Rockefeller Institute, December 11, 1987

“Long Island: Coming of Age in the 21st Century,” (with Charlene S. Seifert and Sen-Yuan Wu), prepared for the Long Island Project 2000, April 10, 1987

“Research Information Network Gateway,” New York State Strategic Information Planning Systems, Economic Research Bureau, Harriman School for Management and Policy, March 1987

“Emerging Anti-Merger Sentiment,” with Gelvin Stevenson, Journal of Commerce, January 7, 1987

“Can New York Retool? Patterns and Prospects of the City’s Manufacturing Sector,” (with Charlene S. Seifert and Sen-Yuan Wu), Prepared for the Community Service Society Conference on the Future of New York City’s Manufacturing Sector, November 18, 1986

“Mergers and Acquisitions in the New Jersey Economy,” (with Gelvin Stevenson), Securities Industry Association, May 8, 1986

“Plant Closings in New York: Causes, Consequences, and Policy Implications,” Report to the New York State Director of Economic Development and the Industrial Cooperation Council, January 24, 1986

“Banking and Finance in Latin America,” The IEBM Regional Encyclopedia of Business and Management, International Thomson Business Press, London, U.K., 1986

“Social, Demographic, and Fiscal Consequences of Plant Closings,” with S.Y. Wu, C.S. Seifert, and Diane M. Fischer, National Science Foundation, Washington, D.C., 1986

“Industrial Devolution in New York State,” (with H. Korman, S.Y. Wu, M. Schwartz and C.S. Seifert), M. Schoolman and Alvin Magid, eds., Reindustrialization in New York State, Albany, N.Y., SUNY Press, 1986

“West Germany Contends with the Alliance Crisis,” Fighting Allies, (with David Kramer), edited by Walter Goldstein, London: Brassey’s Defense Publishers Ltd, 1986

ISRAEL RELATED ACTIVITES

BOOK SERIES ON ECONOMIC DEVELOPMENT FINANCE, FOUNDING SERIES EDITOR: (HEBREW)

In Cooperation with Tel Aviv University and the Tel Aviv-Los Angeles Partnership

1.	The Application of Environmental Finance in the Israeli Setting: The Yarqon River as a Case Study, (Jerusalem: Milken Institute, JCPA and Koret Foundation, 2002), based on discussions at a conference held in June 2002
2.	Methods and Models of Privatization, (Jerusalem: Milken Institute, JCPA and Koret Foundation, 2002), based on the proceedings of a roundtable for selected experts held in Jerusalem in January 2002
3.	Privatization and Workers’ Rights, (Jerusalem: Milken Institute, JCPA, Konrad Adenauer Foundation and Koret Foundation, 2002), based on the proceedings of a conference held in Jerusalem in June 2001
4.	Privatization in Local Government: Ashkelon and Other Municipalities, (Ashkelon: Milken Institute, JCPA and Koret Foundation, 2002), based on the proceedings of a conference held in Ashkelon in June 2001
5.	Privatization: Alternative Financing for Urban Infrastructure, (Jerusalem: Milken Institute and JCPA, 2001), based on the proceedings of a conference held in Jerusalem in 2000
6.	Privatization and Capital Market Reforms, (Jerusalem: Milken Institute and JCPA, 2001) based on the proceedings of a conference held in Jerusalem in 2000

7.	Privatization and Increasing Competition in the Israeli Economy, (Jerusalem: Milken Institute and JCPA 2000), based on the proceedings of a conference held in Jerusalem in October 1999
8.	Practical Privatization: Lessons from Cities and Markets, (Jerusalem: Milken Institute and JCPA, 1999) based on the proceedings of a conference held in Jerusalem in June 1998

FORUMS AND WORKSHOPS:

Milken Institute hosted Dr. Boaz Ganor, Ph.D., Director for the Herzliya Institute for Counter Terrorism, Hebrew University specializing in Israel’s Counter – Terrorism Strategy, November 15, 2002

Milken Institute Privatization Conference, Los Angeles, CA, November 13, 2002

Milken Institute Israel Economic Seminar in Conjunction with California Trade and Commerce Agency, November 7, 2002

Milken Institute hosted Tel Aviv – Los Angeles Partnership Economic Initiative Committee, August 29, 2002

Professor Alon Tal, Harvard University School of Public Health, Israeli Environmental Presentation, August 8, 2002

Genesis Tel Aviv Conference, Tel Aviv University, Israel, June 13, 2002

Environmental Finance Conference, Case Study Yarqon River, Tel Aviv University, Israel, June 6, 2002

Minister of Environment, State of Israel, Tzchi Hanegbi, Environmental Finance Opportunities in Israel, Los Angeles, March 3, 2002

Milken Institute hosted Financial Innovations Training Workshop with Tel Aviv Municipality Leadership, January 1 and 21-23, 2002

Milken Institute hosted Municipality of Tel Aviv Luncheon, January, 23, 2002

Milken Institute hosted Golan Research Institute Seminar, January 15, 2002

Methods and Models of Privatization Forum, Jerusalem, Israel, January 2, 2002

Legal Aspects of Privatization, Jerusalem, Israel, December 5, 2001

Milken Institute hosted Financial Innovations for Community Economic Development – Los Angeles Tel Aviv Partnership Meeting, October 17, 2001

Milken Institute hosted Roundtable in honor of Roni Milo, the Israeli Minister of Regional Development, October 11, 2001

Milken Institute hosted Roundtable in honor of Ephraim Sneh, Israeli Minister of Transport, September 10, 2001

Community Development Finance Presentation to Representatives of Tel Aviv Municipality Leadership, Tel Aviv, Israel, July 13, 2001

Privatization and Workers’ Rights Conference, Jerusalem, Israel, June 25, 2001

Private/Public Partnership Strategies for Urban Economic Development, Tel Aviv, Israel, June 14, 2001

Privatization in Local Government: Models and Lessons Conference, Ashkelon, Israel, June 13-14, 2001

Milken Institute hosted Roundtable in honor of Dan Naveh, Israeli Minister without Portfolio, June 13, 2001

Annual Conference on Privatization, Jerusalem, Israel, February 16, 2001

Milken Institute hosted Roundtable in honor of Dr. David Naveh, Director of Business Development at Spark Enterprises, February 2, 2001

Capital Market Reforms and the Privatization Process Forum, Jerusalem, Israel, September 19, 2000

Alternative Financing of Urban Infrastructure: The Habimah Parking Structure Project Conference, Tel Aviv, Israel, September 13, 2000

Capital Markets Policy Roundtable, Israel, September 12, 2000

Milken Institute hosted Breakfast in honor of David Ivry, Israeli Ambassador to the U.S., August 16, 2000

Milken Institute hosted Meeting Tel Aviv/Los Angeles Partnership Economic Initiatives Committee, May 3, 2000

Milken Institute hosted Meeting in honor of Shimon Peres, January 12, 2000

Milken Institute hosted Luncheon in honor of Ran Cohen, Israeli Minister of Industry and Trade, December 2, 1999

Privatization and Increasing Competition in the Israeli Economy Conference, Jerusalem, Israel, October 10-12, 1999

Milken Institute hosted Dinner in honor of Avraham Shochat, Israeli Minister of Finance, September 21, 1999

Milken Institute hosted Breakfast in honor of Haifa Mayor Amram Mitzna, June 14, 1999

Practical Privatization: Lessons from Cities & Markets Conference, Jerusalem, Israel, June 18, 1998

Milken Institute hosted Event in honor of Prime Minister Benjamin Netanyahu, November 18, 1997

Israel in the New Century, Israel, November 18, 1996